 Listing Report: Supplement No. 91 dated Jan 22, 2022 to Prospectus dated Nov 23, 2021
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-257739 and 333-257739-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights
This Listing Report supplements the prospectus dated Nov 23, 2021 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") Prosper Funding LLC is currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Nov 23, 2021 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated Nov 23, 2021, each Note will come attached with a PMI Management Right issued by Prosper Marketplace, Inc.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 12630547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Term:	36 months	Initial Status:	F

Investor yield:	16.00%	Borrower rate/APR:	17.00% / 20.71%	Monthly payment:	$320.87

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Nov-2010	Debt/Income ratio:	52%
TU FICO range:	820-850 (Jan-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Teacher
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$458	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Has Mortgage:	No	Borrower's state:	Alaska
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Term:	36 months	Initial Status:	F

Investor yield:	12.30%	Borrower rate/APR:	13.30% / 16.93%	Monthly payment:	$270.71

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	May-2010	Debt/Income ratio:	7%
TU FICO range:	640-659 (Jan-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	6 / 6	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 24m/10y:	0 / 1	Revolving credit balance:	$3,265	Stated income:	$50,000-74,999
Delinquencies in last 7y:	2	Bankcard utilization:	54%
		Has Mortgage:	Yes	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Household Expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Term:	36 months	Initial Status:	F

Investor yield:	11.24%	Borrower rate/APR:	12.24% / 15.85%	Monthly payment:	$216.64

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	5	First credit line:	Mar-2018	Debt/Income ratio:	13%
TU FICO range:	660-679 (Jan-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Military Enlisted
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,308	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	88%
		Has Mortgage:	Yes	Borrower's state:	New Mexico
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Term:	36 months	Initial Status:	F

Investor yield:	13.40%	Borrower rate/APR:	14.39% / 18.05%	Monthly payment:	$274.98

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Sep-2010	Debt/Income ratio:	13%
TU FICO range:	660-679 (Jan-2022)	Inquiries last 6m:	0	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	Not available
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,527	Stated income:	$75,000-99,999
Delinquencies in last 7y:	13	Bankcard utilization:	55%
		Has Mortgage:	No	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Large Purchase
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	15.90%	Borrower rate/APR:	16.90% / 20.61%	Monthly payment:	$89.01

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	Oct-2020	Debt/Income ratio:	14%
TU FICO range:	680-699 (Jan-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,451	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Has Mortgage:	No	Borrower's state:	Washington
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Term:	36 months	Initial Status:	F

Investor yield:	13.40%	Borrower rate/APR:	14.39% / 18.05%	Monthly payment:	$103.12

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Apr-2021	Debt/Income ratio:	25%
TU FICO range:	700-719 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	3 / 3	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$384	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Has Mortgage:	No	Borrower's state:	Michigan
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Term:	36 months	Initial Status:	F

Investor yield:	13.40%	Borrower rate/APR:	14.39% / 18.05%	Monthly payment:	$240.61

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Sep-2018	Debt/Income ratio:	16%
TU FICO range:	680-699 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	3 / 3	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Sales - Retail
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$6,019	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	36 months	Initial Status:	F

Investor yield:	17.92%	Borrower rate/APR:	18.92% / 22.67%	Monthly payment:	$366.16

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	5	First credit line:	Dec-2018	Debt/Income ratio:	8%
TU FICO range:	700-719 (Jan-2022)	Inquiries last 6m:	0	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Construction
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,208	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Has Mortgage:	No	Borrower's state:	Pennsylvania
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Term:	36 months	Initial Status:	F

Investor yield:	24.99%	Borrower rate/APR:	25.99% / 29.91%	Monthly payment:	$181.28

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.12%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Apr-2017	Debt/Income ratio:	9%
TU FICO range:	600-619 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	3 / 3	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Food Service
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$3,707	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Has Mortgage:	No	Borrower's state:	Maryland
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Term:	36 months	Initial Status:	F

Investor yield:	16.80%	Borrower rate/APR:	17.80% / 21.53%	Monthly payment:	$450.65

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Feb-2010	Debt/Income ratio:	31%
TU FICO range:	680-699 (Jan-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	30y 5m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$378	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	11%
		Has Mortgage:	No	Borrower's state:	Georgia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$23,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$16,100	Term:	36 months	Initial Status:	F

Investor yield:	16.70%	Borrower rate/APR:	17.70% / 21.43%	Monthly payment:	$828.05

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Jun-2011	Debt/Income ratio:	46%
TU FICO range:	680-699 (Jan-2022)	Inquiries last 6m:	0	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	Not available
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$22,867	Stated income:	$75,000-99,999
Delinquencies in last 7y:	2	Bankcard utilization:	92%
		Has Mortgage:	Yes	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	12.87%	Borrower rate/APR:	13.87% / 17.51%	Monthly payment:	$852.86

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	7	First credit line:	Apr-1988	Debt/Income ratio:	41%
TU FICO range:	680-699 (Jan-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	26 / 26	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	62	Occupation:	Professional
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$95,904	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Has Mortgage:	Yes	Borrower's state:	Alaska
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	60 months	Initial Status:	F

Investor yield:	15.10%	Borrower rate/APR:	16.10% / 18.47%	Monthly payment:	$243.71

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	Dec-2012	Debt/Income ratio:	26%
TU FICO range:	720-739 (Jan-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	18 / 18	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Sales - Commission
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$6,791	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Has Mortgage:	Yes	Borrower's state:	New Jersey
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Term:	36 months	Initial Status:	F

Investor yield:	21.60%	Borrower rate/APR:	22.60% / 26.44%	Monthly payment:	$269.51

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.12%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Nov-2018	Debt/Income ratio:	27%
TU FICO range:	640-659 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	7 / 7	Length of status:	Not available
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$6,817	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Has Mortgage:	No	Borrower's state:	Nebraska
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12432050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$35,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$24,500	Term:	36 months	Initial Status:	F

Investor yield:	14.10%	Borrower rate/APR:	15.10% / 18.77%	Monthly payment:	$1,215.00

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Jan-2009	Debt/Income ratio:	27%
TU FICO range:	680-699 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	10 / 10	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$2,916	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	23%
		Has Mortgage:	No	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12432020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,800.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,060	Term:	36 months	Initial Status:	F

Investor yield:	16.80%	Borrower rate/APR:	17.80% / 21.53%	Monthly payment:	$209.10

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Feb-2010	Debt/Income ratio:	24%
TU FICO range:	680-699 (Jan-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$806	Stated income:	$25,000-49,999
Delinquencies in last 7y:	1	Bankcard utilization:	64%
		Has Mortgage:	No	Borrower's state:	Ohio
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12431927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Term:	36 months	Initial Status:	F

Investor yield:	22.90%	Borrower rate/APR:	23.90% / 27.77%	Monthly payment:	$313.44

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.12%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	2	First credit line:	Aug-2003	Debt/Income ratio:	14%
TU FICO range:	620-639 (Jan-2022)	Inquiries last 6m:	3	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Realtor
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$3,626	Stated income:	$50,000-74,999
Delinquencies in last 7y:	4	Bankcard utilization:	68%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12431798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	60 months	Initial Status:	F

Investor yield:	14.50%	Borrower rate/APR:	15.50% / 17.86%	Monthly payment:	$120.27

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	May-2016	Debt/Income ratio:	25%
TU FICO range:	700-719 (Jan-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Medical Technician
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$11,952	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Has Mortgage:	No	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12431609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$35,000.00	Prosper Rating:	C	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	17.41%	Borrower rate/APR:	18.41% / 22.15%	Monthly payment:	$1,272.54

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	7	First credit line:	Aug-2000	Debt/Income ratio:	50%
TU FICO range:	740-759 (Jan-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	29 / 29	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Nurse (RN)
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$9,183	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	16%
		Has Mortgage:	Yes	Borrower's state:	Maryland
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12431549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$26,250.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$18,375	Term:	60 months	Initial Status:	F

Investor yield:	13.49%	Borrower rate/APR:	14.49% / 16.83%	Monthly payment:	$617.48

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	7	First credit line:	Jul-2007	Debt/Income ratio:	42%
TU FICO range:	700-719 (Jan-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$7,219	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Has Mortgage:	No	Borrower's state:	Tennessee
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12431522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Term:	60 months	Initial Status:	F

Investor yield:	13.80%	Borrower rate/APR:	14.79% / 17.14%	Monthly payment:	$189.48

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	Jan-2015	Debt/Income ratio:	16%
TU FICO range:	680-699 (Jan-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$363	Stated income:	$25,000-49,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Has Mortgage:	No	Borrower's state:	Massachusetts
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12431507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	36 months	Initial Status:	F

Investor yield:	21.50%	Borrower rate/APR:	22.50% / 26.34%	Monthly payment:	$192.25

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	2	First credit line:	Mar-2005	Debt/Income ratio:	10%
TU FICO range:	620-639 (Jan-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	3 / 3	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Food Service
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$264	Stated income:	$25,000-49,999
Delinquencies in last 7y:	1	Bankcard utilization:	7%
		Has Mortgage:	No	Borrower's state:	Indiana
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Large Purchase
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12431447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	36 months	Initial Status:	F

Investor yield:	25.09%	Borrower rate/APR:	26.09% / 30.01%	Monthly payment:	$201.69

Investor servicing fee:	1.00%	Historical Return*:	3.66% - 15.77%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Sep-2016	Debt/Income ratio:	6%
TU FICO range:	600-619 (Jan-2022)	Inquiries last 6m:	4	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	Not available
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,187	Stated income:	$50,000-74,999
Delinquencies in last 7y:	2	Bankcard utilization:	66%
		Has Mortgage:	No	Borrower's state:	Washington
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12431402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Term:	36 months	Initial Status:	F

Investor yield:	23.10%	Borrower rate/APR:	24.09% / 27.98%	Monthly payment:	$589.28

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.12%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	2	First credit line:	Sep-1996	Debt/Income ratio:	17%
TU FICO range:	660-679 (Jan-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	41 / 41	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	81	Occupation:	Engineer - Electrical
Public records last 24m/10y:	0 / 1	Revolving credit balance:	$3,506	Stated income:	$100,000+
Delinquencies in last 7y:	5	Bankcard utilization:	40%
		Has Mortgage:	Yes	Borrower's state:	Michigan
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12431396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Term:	36 months	Initial Status:	F

Investor yield:	15.80%	Borrower rate/APR:	16.80% / 20.51%	Monthly payment:	$142.21

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Jul-2020	Debt/Income ratio:	20%
TU FICO range:	680-699 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	6 / 6	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Administrative Assistant
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,827	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Has Mortgage:	No	Borrower's state:	North Carolina
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12641151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	36 months	Initial Status:	F

Investor yield:	12.70%	Borrower rate/APR:	13.70% / 17.34%	Monthly payment:	$170.16

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	May-2019	Debt/Income ratio:	19%
TU FICO range:	720-739 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	7 / 7	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Construction
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$787	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Has Mortgage:	No	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12641049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$11,200	Term:	36 months	Initial Status:	F

Investor yield:	15.60%	Borrower rate/APR:	16.60% / 20.30%	Monthly payment:	$567.26

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Nov-2004	Debt/Income ratio:	32%
TU FICO range:	660-679 (Jan-2022)	Inquiries last 6m:	Not available	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	15 / 15	Length of status:	Not available
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$25,734	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	38%
		Has Mortgage:	No	Borrower's state:	Pennsylvania
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12640932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Term:	60 months	Initial Status:	F

Investor yield:	20.69%	Borrower rate/APR:	21.69% / 24.20%	Monthly payment:	$411.64

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.12%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Jun-2012	Debt/Income ratio:	34%
TU FICO range:	660-679 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	7 / 7	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,718	Stated income:	$25,000-49,999
Delinquencies in last 7y:	3	Bankcard utilization:	33%
		Has Mortgage:	No	Borrower's state:	Oklahoma
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12640773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Term:	36 months	Initial Status:	F

Investor yield:	23.40%	Borrower rate/APR:	24.40% / 28.28%	Monthly payment:	$354.99

Investor servicing fee:	1.00%	Historical Return*:	3.87% - 14.12%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	1	First credit line:	Feb-2012	Debt/Income ratio:	12%
TU FICO range:	620-639 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	7 / 7	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Engineer - Mechanical
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,576	Stated income:	$75,000-99,999
Delinquencies in last 7y:	2	Bankcard utilization:	64%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12640770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,050	Term:	36 months	Initial Status:	F

Investor yield:	14.40%	Borrower rate/APR:	15.40% / 19.08%	Monthly payment:	$400.91

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	5	First credit line:	Aug-2013	Debt/Income ratio:	38%
TU FICO range:	660-679 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	Not available
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$6,919	Stated income:	$25,000-49,999
Delinquencies in last 7y:	1	Bankcard utilization:	88%
		Has Mortgage:	No	Borrower's state:	South Carolina
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12640746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Term:	36 months	Initial Status:	F

Investor yield:	12.05%	Borrower rate/APR:	13.05% / 16.67%	Monthly payment:	$674.36

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	Sep-2000	Debt/Income ratio:	30%
TU FICO range:	680-699 (Jan-2022)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	1	Current / open credit lines:	9 / 10	Length of status:	0y 8m
Amount delinquent:	$12,267	Total credit lines:	13	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$246	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	6%
		Has Mortgage:	No	Borrower's state:	Arkansas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12640725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Term:	60 months	Initial Status:	F

Investor yield:	12.80%	Borrower rate/APR:	13.80% / 16.12%	Monthly payment:	$579.12

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Apr-2013	Debt/Income ratio:	19%
TU FICO range:	660-679 (Jan-2022)	Inquiries last 6m:	4	Employment status:	Employed
Current delinquencies:	1	Current / open credit lines:	18 / 18	Length of status:	Not available
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,075	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	13%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12640599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Term:	36 months	Initial Status:	F

Investor yield:	14.50%	Borrower rate/APR:	15.50% / 19.18%	Monthly payment:	$872.77

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	Oct-2015	Debt/Income ratio:	40%
TU FICO range:	700-719 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Religious
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$23,072	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Has Mortgage:	No	Borrower's state:	Kansas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12640581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Term:	36 months	Initial Status:	F

Investor yield:	16.80%	Borrower rate/APR:	17.80% / 21.53%	Monthly payment:	$396.57

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Aug-2008	Debt/Income ratio:	29%
TU FICO range:	660-679 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	27 / 27	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 24m/10y:	0 / 1	Revolving credit balance:	$10,542	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Has Mortgage:	No	Borrower's state:	Minnesota
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12640470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Term:	36 months	Initial Status:	F

Investor yield:	15.30%	Borrower rate/APR:	16.30% / 20.00%	Monthly payment:	$335.40

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	2	First credit line:	Mar-2020	Debt/Income ratio:	16%
TU FICO range:	720-739 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	3 / 3	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Food Service
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$2,502	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Has Mortgage:	No	Borrower's state:	Colorado
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12640368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,900.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,630	Term:	36 months	Initial Status:	F

Investor yield:	13.10%	Borrower rate/APR:	14.09% / 17.75%	Monthly payment:	$373.07

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	5	First credit line:	Mar-2021	Debt/Income ratio:	12%
TU FICO range:	660-679 (Jan-2022)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	Not available
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$2,519	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12640320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Term:	36 months	Initial Status:	F

Investor yield:	15.64%	Borrower rate/APR:	16.64% / 20.34%	Monthly payment:	$248.32

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	May-2007	Debt/Income ratio:	22%
TU FICO range:	660-679 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	13 / 13	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Professional
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$9,279	Stated income:	$50,000-74,999
Delinquencies in last 7y:	6	Bankcard utilization:	64%
		Has Mortgage:	Yes	Borrower's state:	Arizona
Co-borrower Application1 Additional Information
Combined stated monthly income[2]:	$11,000	Combined debt/income ratio[3]:	14%
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

1Co-Borrower Applications are approved based on the credit information for both or either Co-Borrowers. To learn more about Co-Borrower Applications, please review our Prospectus and Help Center.
2Combined stated monthly income is the sum of each borrower's stated monthly income.
3Combined debt/income ratio is the sum of each borrower's monthly debt payments (accounting for any duplication), and the Prosper monthly payment (assuming this loan request originates), divided by the sum of each borrower's stated monthly income.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Baby & Adoption
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Term:	36 months	Initial Status:	F

Investor yield:	19.80%	Borrower rate/APR:	20.80% / 24.60%	Monthly payment:	$281.79

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Aug-2015	Debt/Income ratio:	13%
TU FICO range:	620-639 (Jan-2022)	Inquiries last 6m:	3	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	6 / 6	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Truck Driver
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$2,307	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Has Mortgage:	Yes	Borrower's state:	Virginia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Term:	60 months	Initial Status:	F

Investor yield:	14.30%	Borrower rate/APR:	15.29% / 17.65%	Monthly payment:	$478.95

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	May-2012	Debt/Income ratio:	13%
TU FICO range:	700-719 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	3 / 3	Length of status:	Not available
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$0	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	Not available
		Has Mortgage:	Yes	Borrower's state:	Oklahoma
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Large Purchase
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	15.00%	Borrower rate/APR:	16.00% / 19.69%	Monthly payment:	$175.79

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Aug-2005	Debt/Income ratio:	21%
TU FICO range:	660-679 (Jan-2022)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Teacher
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$18,765	Stated income:	$50,000-74,999
Delinquencies in last 7y:	8	Bankcard utilization:	71%
		Has Mortgage:	No	Borrower's state:	New Jersey
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Baby & Adoption
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	36 months	Initial Status:	F

Investor yield:	15.00%	Borrower rate/APR:	16.00% / 19.69%	Monthly payment:	$351.57

Investor servicing fee:	1.00%	Historical Return*:	3.26% - 9.38%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	5	First credit line:	Jun-2020	Debt/Income ratio:	12%
TU FICO range:	700-719 (Dec-2021)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	6 / 6	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$9,083	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Has Mortgage:	No	Borrower's state:	Massachusetts
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 12630646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	36 months	Initial Status:	F

Investor yield:	15.65%	Borrower rate/APR:	16.65% / 20.35%	Monthly payment:	$354.79

Investor servicing fee:	1.00%	Historical Return*:	3.13% - 11.69%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of December 31, 2021. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	Sep-2013	Debt/Income ratio:	17%
TU FICO range:	680-699 (Jan-2022)	Inquiries last 6m:	2	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	7 / 7	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Self Employed
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$5,527	Stated income:	$75,000-99,999
Delinquencies in last 7y:	2	Bankcard utilization:	53%
		Has Mortgage:	No	Borrower's state:	Alabama
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.